UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Valuence Merger Corp. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALUENCE MERGER CORP. I

4 Orinda Way, Suite 100D

Orinda, California, 94563

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING

VALUENCE MERGER CORP. I

Dear Shareholders of Valuence Merger Corp. I:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Valuence Merger Corp. I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), to be held on May 25, 2023, at 8:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and virtually via live webcast at https://www.cstproxy.com/vmca/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The accompanying proxy statement is dated May 4, 2023, and is first being mailed to shareholders of the Company on or about May 5, 2023.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting. The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

1. Proposal No. 1 — The Extension Proposal as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from June 3, 2023 (the “Current Outside Date”) for three months to September 3, 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025 (each, an “Additional Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”);

2. Proposal No. 2 — The Redemption Limitation Amendment Proposal as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3. Proposal No. 3 — The Founder Share Amendment Proposal as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex C of the accompanying proxy statement to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

4. Proposal No. 4 — The Adjournment Proposal as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Each of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal are cross-conditioned on the approval of the Extension Proposal. The Extension Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete a business combination. The Company’s prospectus for its initial public offering (the “IPO”) and its charter initially provided that the Company had until June 3, 2023, or 15 months after the closing date of its IPO, to complete a business combination. Currently, the Charter provides that the Company may extend the Current Outside Date up to two times for an additional three months each time from June 3, 2023 up to December 3, 2023 (the “Current Extended Date”) if VMCA Sponsor, LLC, the Company’s sponsor (the “Sponsor”) or its affiliates or designees pays an additional $0.10 per public share into the trust account established in connection with the IPO (the “Trust Account”) in respect of such extension period (the “Original Extension Payment”). The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date and has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount described below.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the U.S. Securities and Exchange Commission’s (the “SEC”) “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. This flexibility may also help the Company in retaining investors. If the Extension Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the Class B Ordinary Shares into Class A Ordinary Shares prior to any redemption described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A Ordinary Shares.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all and regardless of whether they hold public shares on the Record Date established for the Extraordinary General Meeting. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares upon consummation of our business combination, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor or its designees will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), (i) on June 4, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $420,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $140,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of Contributions will be $2,940,000. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

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Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was approximately $233,024,725 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.59 at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on the Nasdaq Stock Market (“Nasdaq”) on the Record Date was $10.57. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Proposal or Founder Share Amendment Proposal is approved. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company, the Company’s trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

(iii)	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Proposal and the Founder Share Amendment Proposal, or do not vote at all, and regardless of whether they hold their public shares on the Record Date.

If the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by June 3, 2023 or by the applicable deadline as may be extended.

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Approval of each of the Extension Proposal, Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) which are represented in person or by proxy and are voted at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting.

The Board has fixed the close of business on April 24, 2023, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on April 24, 2023, are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable. If a business combination is not consummated by the Extended Date or Additional Extended Date, as applicable, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

To ensure your representation at the Extraordinary General Meeting, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person (including virtually) or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

On behalf of our board of directors, we would like to thank you for your support of Valuence Merger Corp. I

May 4, 2023

By Order of the Board,

/s/ Sung Yoon Woo

Sung Yoon Woo

Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2)(A) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (B) TENDER OR DELIVER YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated May 4, 2023

and is first being mailed to our shareholders with the form of proxy on or about May 5, 2023.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

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VALUENCE MERGER CORP. I
4 Orinda Way, Suite 100D
Orinda, California, 94563

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON MAY 25, 2023

Dear Shareholders of Valuence Merger Corp. I:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Valuence Merger Corp. I, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on May 25, 2023, at 8:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and virtually via live webcast at https://www.cstproxy.com/vmca/2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from June 3, 2023 (the “Current Outside Date”) for three months to September 3, 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025 (each, an “Additional Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”);

2.	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

3.	Proposal No. 3 — The Founder Share Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex C of the accompanying proxy statement to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to (i) permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

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The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete a business combination. The Company’s prospectus for its initial public offering (the “IPO”) and its charter initially provided that the Company had until June 3, 2023, or 15 months after the closing date of its IPO, to complete a business combination. The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date. Currently, the Charter provides that the Company may extend the Current Outside Date up to two times for an additional three months each time from June 3, 2023 up to the December 3, 2023 (the “Current Extended Date”) if VMCA Sponsor, LLC, the Company’s sponsor (the “Sponsor”) or its affiliates or designees pays an additional $0.10 per public share into the trust account established in connection with the IPO (the “Trust Account”) in respect of such extension period (the “Original Extension Payment”). The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date and has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount described below.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. This flexibility may also help the Company in retaining investors. If the Extension Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the Class B Ordinary Shares into Class A Ordinary Shares prior to any redemption described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A Ordinary Shares.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor or its designees will deposit into the Trust Account as a loan (a “Contribution,” and the Sponsor or its designee making such Contribution, a “Contributor”), (i) on June 4, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $420,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $140,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in accordance with the Extension (each date on which a Contribution is to be deposited into the Trust Account, a “Contribution Date”). The maximum aggregate amount of Contributions will be $2,940,000. The Contributions will be evidenced by a non-interest bearing, unsecured convertible promissory note to the Contributor (the “Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate. Approval of the Extension Proposal is a condition to the implementation of the Extension. The Adjournment Proposal is not subject to these, or any other, conditions.

Approval of each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting.

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Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of a business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date or Additional Extended Date, as applicable.

Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Proposal or Founder Share Amendment Proposal is approved. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company, the Company’s trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

(iii)	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Proposal and the Founder Share Amendment Proposal, or do not vote at all, and regardless of whether they hold their public shares on the Record Date.

If the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete a business combination on or before the Extended Date or Additional Extended Date, as applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date or Additional Extended Date, as applicable, if the Extension Proposal is approved.

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The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $233,024,725 that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on April 24, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the Record Date, there were 27,512,453 Ordinary Shares issued and outstanding, including 22,009,963 Class A Ordinary Shares and 5,502,490 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

May 4, 2023

By Order of the Board,

/s/ Sung Yoon Woo

Sung Yoon Woo

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD ON MAY 25, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at https://www.cstproxy.com/vmca/2023.

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(i)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2023, the Company’s subsequent Quarterly Reports on Form 10-Q, and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Q: Why am I receiving this proxy statement?

A: This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held virtually via live webcast at https://www.cstproxy.com/vmca/2023 and at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020 on May 25, 2023, at 8:00 a.m., Eastern Time, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on August 27, 2021 as a Cayman Islands exempted company for the purpose of effecting a business combination.

On March 3, 2022, the Company consummated its IPO of 20,000,000 units, at $10.00 per unit, generating gross proceeds of $200,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 6,666,667 private placement warrants at a price of $1.50 per private placement warrant in a private placement, consisting of 2,666,667 private placement warrants to the Sponsor and 4,000,000 private placement warrants to Valuence Partners LP, generating gross proceeds of $10,000,000.

Following the closing of the IPO on March 3, 2022, an amount of $206,000,000 ($10.30 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account, and was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

On March 8, 2022, the underwriters partially exercised their over-allotment option, resulting in an additional 2,009,963 units issued for an aggregate amount of $20,099,630. In connection with the underwriters’ partial exercise of their over-allotment option, the Company also consummated the sale of an additional 267,995 private placement warrants at $1.50 per private placement warrant, generating total proceeds of $401,993. A total of $20,702,619 ($10.30 per unit) was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $226,702,619. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete a business combination by June 3, 2023 (if such date is not extended as provided in the Charter).

Currently, the Charter provides that it may extend the Current Outside Date up to two times for an additional three months each time from June 3, 2023 up to December 3, 2023 if the Sponsor or its affiliates or designees pays an additional $0.10 per public share into the Trust Account in respect of such extension period. The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date and has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount described elsewhere in this proxy statement.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate the Extension or a business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company would not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and it believes that it may rely on another exclusion, which relates to the Company being listed on Nasdaq (“Nasdaq”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination.

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Q: What is being voted on?

A: You are being asked to vote on the following proposals:

1.	The Extension Proposal – as a special resolution, to approve the amendment to the Charter in the form set forth in Annex A to extend the date by which the Company must consummate a business combination from the Current Outside Date for three months to the Extended Date and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025;

2.	The Redemption Limitation Amendment Proposal – as a special resolution, to approve an amendment to the Charter in the form set forth in Annex B to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash equivalent that may be contained in the agreement relating to, such business combination;

3.	The Founder Share Amendment Proposal – as a special resolution, to approve an amendment to the Charter in the form set forth in Annex C to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder; and

4.	The Adjournment Proposal – as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

Q: What is the effect of giving a proxy?

A: Proxies are solicited by and on behalf of our Board. Sung Yoon Woo and Sungwoo (Andrew) Hyung have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Q: Can I attend the Extraordinary General Meeting?

A: The Extraordinary General Meeting will be held at 8:00 a.m., Eastern Time, on May 25, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020 and virtually via live webcast at https://www.cstproxy.com/vmca/2023.

You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

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You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Q: Why should I vote to approve the Extension?

A: Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Extension to extend the date by which the Company has to complete a business combination until the Extended Date or Additional Extended Date, as applicable. The Extension would give the Company the opportunity to complete a business combination.

The Charter currently provides that if the Company does not complete a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination and our belief that a business combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all and regardless of whether they hold public shares on the Record Date.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with a business combination. Assuming the Extension is approved, the Company will have until the Extended Date or Additional Extended Date, as applicable, to complete a business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote “FOR” the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Q: Why should I vote to approve the Redemption Limitation Amendment Proposal?

A: By eliminating from the Charter the Redemption Limitation, we allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limitation.

The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the public shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination.

The Board recommends that you vote “FOR” the Redemption Limitation Amendment Proposal.

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Q: Why should I vote to approve the Founder Share Amendment Proposal?

A: The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination. This flexibility may also help the Company in retaining investors. If the Extension Proposal and the Founder Share Amendment Proposal are approved, the Sponsor has informed the Company that it expects to convert all of the Class B Ordinary Shares into Class A Ordinary Shares prior to any redemption described below. Notwithstanding the conversion, the Sponsor will not be entitled to receive any monies held in the Trust Account as a result of its ownership of any shares of Class A Ordinary Shares.

The Board recommends that you vote “FOR” the Founder Share Amendment Proposal.

Q: Why should I vote to approve the Adjournment Proposal?

A: If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient in the event that there are insufficient votes for the approval of the Extension Proposal, Founder Share Amendment Proposal, or Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension, or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

The Board recommends that you vote “FOR” the Adjournment Proposal.

Q: How do the Company insiders intend to vote their shares?

A: The Sponsor, the Company’s directors, officers and their permitted transferees (collectively, the “Insiders”) are expected to vote any Ordinary Shares over which they have voting control in favor of the Extension Proposal, the Redemption Limitation Amendment Proposal, the Founder Share Amendment Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the Record Date, the Insiders beneficially owned and were entitled to vote 5,502,490 Class B Ordinary Shares, which represents approximately 20.0% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.59 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

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The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal.

Q: Who is the Company’s Sponsor?

A: The Company’s Sponsor is VMCA Sponsor, LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 5,502,490 Class B Ordinary Shares. The members of our management team are among the members of our Sponsor. The Sponsor is governed and controlled by its co-managing members, Sungsik (Sung) Lee, Sungwoo (Andrew) Hyung, Dr. Gene Young Cho and Credian Partners, Inc., of which Sung Yoon Woo is the sole shareholder. Sung Yoon Woo is our Chief Executive Officer and a Director; Andrew Hyung is our Chief Financial Officer and a Director; Sung Lee is our President; and Dr. Gene Young Cho is our Chief Operating Officer.

Q: What vote is required to approve the Extension Proposal?

A: Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. The Extension Proposal is not conditioned on the approval of any other proposal.

Q: What vote is required to approve the Redemption Limitation Amendment Proposal?

A: Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Proposal is not approved.

Q: What vote is required to approve the Founder Share Amendment Proposal?

A: Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Proposal is not approved.

Q: What vote is required to approve the Adjournment Proposal?

A: Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q: What happens if I sell my public shares or units before the Extraordinary General Meeting?

A: The April 24, 2023 Record Date is earlier than the date of the Extraordinary General Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. If you transfer your public shares prior to the Record Date, you will have no right to vote those shares at the Extraordinary General Meeting. If you acquired your public shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

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Q: What if I want to vote against or don’t want to vote for any of the proposals?

A: If you do not want any of the proposals to be approved, you must abstain or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person (including virtually) at the Extraordinary General Meeting will not have an effect on any of the proposals because each proposal requires the vote of a percentage of the Ordinary Shares represented in person (including virtually) or by proxy and that are voted at the Extraordinary General Meeting. A shareholder’s failure to vote by proxy or to vote in person (including virtually) at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Q: Will you seek any further extensions to liquidate the Trust Account?

A: Other than the extension until the Extended Date or Additional Extended Date, as applicable, as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination.

Q: What happens if the Extension Proposal is not approved?

A: If there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Proposal is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete a business combination by June 3, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete a business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by June 3, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

Q: If the Extension is approved, what happens next?

A: The Company is continuing its efforts to complete a business combination.

The Company is seeking approval of the Extension because the Company will not be able to complete a business combination prior to June 3, 2023 and because the Board has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount described elsewhere in this proxy statement. If the Extension is approved, the Company expects to continue working to identify a business combination target.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. Upon approval of the Redemption Limitation Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Register in the form attached as Annex B hereto. Upon approval of the Founder Share Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Charter with the Cayman Registrar in the form attached as Annex C hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares.

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Q: What happens if the Redemption Limitation Amendment Proposal is not approved?

A: If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Extraordinary General Meeting or at any adjournment thereof, and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a business combination. If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

The Insiders have waived their rights to participate in any liquidation distribution with respect to the 5,502,490 Class B Ordinary Shares held by them.

Q: What happens if the Founder Share Amendment Proposal is not approved?

A: Our Board will abandon the Founder Share Amendment if our shareholders do not approve the Founder Share Amendment Proposal. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Ordinary Shares.

Q: Where will I be able to find the voting results of the Extraordinary General Meeting?

A: We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Q: Would I still be able to exercise my redemption rights in connection with a proposed business combination?

A: Yes. Assuming you do not redeem your public shares in connection with the Extension, you will retain your right to redeem your public shares upon consummation of such business combination, subject to any limitations set forth in our Charter.

Q: How do I change my vote?

A: Shareholders may send a later-dated, signed proxy card to the Company at 4 Orinda Way, Suite 100D, Orinda, California, 94563, attn.: Sung Yoon Woo, Chief Executive Officer, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on May 25, 2023 at 8:00 a.m., Eastern Time). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A: Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person (including virtually) at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

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Q: What is a quorum?

A: A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person (including virtually), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A: If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker how to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Q: Who can vote at the Extraordinary General Meeting?

A: Holders of our Ordinary Shares as of the close of business on April 24, 2023, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date, there were 27,512,453 Ordinary Shares issued and outstanding, consisting of 22,009,963 Class A Ordinary Shares and 5,502,490 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Insiders collectively Class B Ordinary Shares constituting approximately 20.0% of our issued and outstanding Ordinary Shares.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Q: Does the Board recommend voting for the approval of the proposals?

A: Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

Q: What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

A: The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, the ownership of the private placement warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal —Interests of the Sponsor and the Company’s Directors and Officers.”

Q: Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

A: Shareholders of the Company do not have dissenters’ rights in connection with any of the Proposals under Cayman Islands law.

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Q: What happens to the Company’s warrants if the Extension is not approved?

A: If the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a business combination by June 3, 2023 or by the applicable deadline as may be extended.

Q: What happens to the Company’s warrants if the Extension is approved?

A: If the Extension is approved, the Company will continue to attempt to consummate a business combination until the Extended Date or Additional Extended Date, as applicable, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q: How are the funds in the Trust Account currently being held?

A: With respect to the regulation of special purpose acquisition companies like us (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act, to mitigate the risk of being viewed as operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest between 4.0% and 4.5% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.”

Q: How do I vote?

A: If you are a holder of record of Ordinary Shares on April 24, 2023, the Record Date for the Extraordinary General Meeting, you may vote in person (including virtually) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

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Q: How do I redeem my Ordinary Shares?

A: Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Proposal or Founder Share Amendment Proposal is approved. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company, the Company’s trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

(iii)	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Proposal, or do not vote at all, and regardless of whether they hold the public shares on the Record Date.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $233,024,725 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.59 at the time of the Extraordinary General Meeting. The closing price of one Class A Ordinary Share on the Record Date was $10.57. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A: Our Board is soliciting proxies for use at the Extraordinary General Meeting. We have engaged Morrow Sodali, LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $32,500 and will reimburse Morrow Sodali’s reasonable and customary out-of-pocket expenses. All costs associated with this solicitation will be borne directly by the Company. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Valuence Merger Corp. I

4 Orinda Way, Suite 100D

Orinda, California, 94563

Telephone: (415) 340-0222

You may also contact our proxy solicitor at:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: VMCA.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on May 23, 2023 (two business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team

Continental Stock Transfer & Trust Company

1 State Street, 30 Floor

New York, New York 10004

Email: spacredemptions@continentalstock.com

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Extended Date or Additional Extended Date, as applicable. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal and the Founder Share Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The Company’s ability to complete a business combination with a U.S. target company may be impacted if such business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

Our business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require mandatory filings related to certain foreign investments, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties choose not to file voluntarily. If CFIUS determines that an investment subject to its jurisdiction threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

The Company is organized in the Cayman Islands. The Sponsor is a Cayman Islands-organized entity that is ultimately jointly owned and controlled by four individuals, three of whom are foreign nationals (one Canadian and two South Korean). As such, an initial business combination with a U.S. business or a foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, the parties may determine that they are required to make a mandatory filing or that they will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without notifying CFIUS and risk CFIUS intervention, before or after closing the transaction. In such circumstances, CFIUS may decide to delay the proposed business combination, require conditions to mitigate national security concerns with respect to such business combination or recommend that the President of the United States block the initial business combination or order us to divest all or a portion of the U.S. business of the combined company, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our business combination by the Current Outside Date, the Extended Date or the Additional Extended Date, as applicable, including as a result of extended regulatory review, we will redeem the public shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO in March 2022 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately fourteen months after the effective date of our IPO, as of the date of this proxy statement). If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. As of the Record Date, amounts held in Trust Account included approximately $6,322,106 of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, if the Extension Proposal is approved, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or March 3, 2024 instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest between 4.0% and 4.5% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

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Nasdaq may delist our securities from trading on its exchange following redemptions by our shareholders in connection with approval of the Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our units, Class A ordinary shares and warrants are listed on Nasdaq. In order to continue listing our securities on Nasdaq prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market value of listed securities (generally, $50 million), a minimum number of publicly held shares (1.1 million shares with a market value of $15 million) and a minimum number of holders of our securities (generally 400 public holders). Additionally, in connection with our initial business combination, we will be required to demonstrate compliance with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to continue to maintain the listing of our securities on Nasdaq. We cannot assure you that we will be able to meet the continued listing requirements after the Extension is in effect or the initial listing requirements at the time of our initial business combination due to redemptions by our public shareholders. If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A ordinary shares and public warrants are listed on Nasdaq, our units, Class A ordinary shares and public warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

The new 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On December 27, 2022, the Treasury issued a notice that provides interim operating rules for the Excise Tax, including rules governing the calculation and reporting of the Excise Tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the Excise Tax remain unclear, and such interim operating rules are subject to change.

We are currently not a covered corporation for purposes of the Excise Tax. If we were to become a covered corporation in the future, whether in connection with the consummation of our business combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of forthcoming regulations and other guidance from the Treasury. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder, and only limited guidance on the mechanics of any required reporting and payment of the Excise Tax on which taxpayers may rely have been issued to date. If we were to become a covered corporation in the future, the per-share redemption amount payable from the Trust Account (including any interest earned on the funds held in the Trust Account) to our public stockholders in connection with a redemption of our stock is not expected to be reduced by any Excise Tax imposed on us. The imposition of the Excise Tax on us could, however, cause a reduction in the cash available on hand to complete our business combination and may affect our ability to complete our business combination or fund future operations.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held on May 25, 2023, at 8:00 a.m., Eastern Time, at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020, and virtually via live webcast at https://www.cstproxy.com/vmca/2023, to consider and vote upon the proposals to be put to the Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.	Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Charter pursuant to an amendment to the Charter in the form set forth in Annex A to extend the date by which the Company must consummate a business combination from the Current Outside Date for three months to the Extended Date and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025; and

2.	Proposal No. 2 — The Redemption Limitation Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B to eliminate from the Charter (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination;

3.	Proposal No. 3 — The Founder Share Amendment Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex C to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder;

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor or its designees will deposit into the Trust Account as a Contribution, (i) on June 4, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of the lesser of (x) $420,000 or (y) $0.084 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $140,000 or (y)$0.028 per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension. The maximum aggregate amount of Contributions will be $2,940,000. The Contributions will be evidenced by the Contribution Note, which is a non-interest bearing, unsecured convertible promissory note repayable by the Company upon consummation of a business combination. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

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Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on April 24, 2023, the Record Date, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 27,512,453 Ordinary Shares issued and outstanding, including 22,009,963 Class A Ordinary Shares and 5,502,490 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter. The presence, in person (including virtually), by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of each of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person (including virtually) or by proxy. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to VMCA.info@investor.morrowsodali.com.

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Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 4 Orinda Way, Suite 100D, Orinda, California, 94563, attn.: Sung Yoon Woo, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on May 25, 2023 at 8:00 a.m., Eastern Time) or attend the Extraordinary General Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 8:00 a.m., Eastern Time, on May 25, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and virtually via live webcast at https://www.cstproxy.com/vmca/2023. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting. You will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP only if you (i) are fully vaccinated against COVID-19 and show proof of such vaccination, (ii) complete a visitor health form upon arrival and (iii) reserve your attendance at least two business days in advance of the Extraordinary General Meeting by contacting White & Case LLP, at 1221 Avenue of the Americas, New York, New York 10020. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. The Company has agreed to pay Morrow Sodali a fee of $32,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: VMCA.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Shareholders of the Company do not have dissenters’ rights in connection with any of the proposals under Cayman Islands law.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 4 Orinda Way, Suite 100D, Orinda, California, 94563. Our telephone number is (415) 340-0222.

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PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On March 3, 2022, the Company consummated its IPO of 20,000,000 units, at $10.00 per unit, generating gross proceeds of $200,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of the private placement warrants at a price of $1.50 per private placement warrant in a private placement, consisting of 2,666,667 private placement warrants to the Sponsor and 4,000,000 private placement warrants to Valuence Partners LP, generating gross proceeds of $10,000,000.

Following the closing of the IPO on March 3, 2022, an amount of $206,000,000 ($10.30 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in a Trust Account, and was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s shareholders.

On March 8, 2022, the underwriters partially exercised their over-allotment option, resulting in an additional 2,009,963 units issued for an aggregate amount of $20,099,630. In connection with the underwriters’ partial exercise of their over-allotment option, the Company also consummated the sale of an additional 267,995 private placement warrants at $1.50 per private placement warrant, generating total proceeds of $401,993. A total of $20,702,619 ($10.30 per unit) was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $226,702,619. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our business combination by June 3, 2023 (if such date is not extended, as provided in the Charter).

Currently, the Charter provides that it may extend the Current Outside Date up to two times for an additional three months each time from June 3, 2023 up to December 3, 2023 if the Sponsor or its affiliates or designees pays an additional $0.10 per public share into the Trust Account in respect of such extension period. The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date and has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount.

The Extension

We are proposing to amend the Charter by special resolution pursuant to an amendment to the Charter in the form set forth in Annex A hereof to extend the date by which the Company must consummate its business combination from the Current Outside Date for three months to the Extended Date, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025.

Reasons for the Proposal

The Charter provides that we have until June 3, 2023, to complete a business combination. Currently, the Charter provides that it may extend the Current Outside Date up to two times for an additional three months each time from June 3, 2023 up to December 3, 2023 if the Sponsor or its affiliates or designees pays an additional $0.10 per public share into the Trust Account in respect of such extension period. The Board currently believes that there will not be sufficient time for the Company to consummate a business combination by the Current Outside Date and has determined that it is in the best interests of the Company and its shareholders to amend the timing of and the payment required to extend the date by which the Company has to complete a business combination by changing the Current Extended Date to the Extended Date or Additional Extended Date, as applicable, and by changing Original Extension Payment amount to the Contribution amount.

The Charter currently provides that if the Company does not complete a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination and our belief that a business combination offers an attractive investment for our shareholders, the Extension is warranted.

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The Company is not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

The Sponsor

The Company’s Sponsor is VMCA Sponsor, LLC, a Cayman Islands limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 5,502,490 Class B Ordinary Shares.

If the Extension Is Not Approved

If the Extension Proposal is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete a business combination by June 3, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination by June 3, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Is Approved

If the Extension is approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date or Additional Extended Date, as applicable. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

In addition, if the Extension Proposal is approved and the Extension is implemented, the Sponsor or its designees will deposit into the Trust Account as a Contribution, (i) on June 4, 2023, with respect to the extension to the Extended Date, an amount equal to the lesser of (x) $420,000 or (y) $0.085 per public share multiplied by the number of public shares outstanding, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to extend the date by which the Company must consummate a business combination for an additional month, with respect to the extension to each such Additional Extended Date, an amount equal to the lesser of (x) $140,000 or (y) $0.028 per public share multiplied by the number of public shares outstanding, in each case in accordance with the Extension. The maximum aggregate amount of Contributions will be $2,940,000. The Contributions will be evidenced by the Contribution Note and will be repayable by the Company upon the Maturity Date. Such loans may be converted into warrants of the post-business combination entity, which shall have terms identical to the private placement warrants sold concurrently with the IPO, each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, at a price of $1.50 per warrant at the option of the Contributor. If the Company does not consummate a business combination by the Extended Date or Additional Extended Date, as applicable, any such promissory notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated a business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

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You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $233,024,725 that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date or Additional Extended Date, as applicable.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 23, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to our Charter, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Proposal or Founder Share Amendment Proposal is approved. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company, the Company’s trustee, including the legal name, phone number and address of the beneficial owner of the public shares for which redemption is requested, that the Company redeem all or a portion of your public shares for cash; and

(iii)	deliver your share certificates for public shares (if any) along with other applicable redemption forms to Continental Stock Transfer & Trust Company, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for or against the Extension Proposal or the Founder Share Amendment Proposal, or do not vote at all, and regardless of whether they hold public shares on the Record Date.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Extension, if any. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was approximately $233,024,725 (including interest not previously released to the Company to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.59 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date was $10.57. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more per share than if such shareholder sold its public shares in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Proposal, the Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Proposal is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

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This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of the Company, or to any person of holding Founder Shares or private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

●	banks, financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

●	U.S. expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

●	persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

●	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

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THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in the Company treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of the Company outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company actually owned by the U.S. Holder, but also shares of the Company that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the Company’s business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in the Company actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in the Company actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of the Company (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

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If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

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PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which the Company was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of the Company. Under these rules (the “excess distribution regime”):

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company was a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

●	an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat the Company as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which the Company qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares.

U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

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A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of the Company, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the Company is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

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Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

●	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

●	a foreign corporation; or

●	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders—U.S. Holders—Tax Effects of Exercising Redemption Rights—Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (a “business combination”) from June 3, 2023 (the “Current Outside Date”) for three months to September 3, 2023 (the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors, to elect to further extend the Extended Date in one-month increments up to eighteen (18) additional times, or a total of up to twenty-one (21) months after the Current Outside Date, until up to March 3, 2025 (each, an “Additional Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”).”

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Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of public shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate of 5,502,490 Class B Ordinary Shares constituting approximately 20.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.59 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to the Company to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

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Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●

If the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), the 5,502,490 Class B Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 2,666,667 private placement warrants held by the Sponsor. The Founder Shares had an aggregate market value of approximately $58.2 million based on the last sale price of $10.57 on Nasdaq on April 24, 2023 (the Record Date) and the private placement warrants had an aggregate market value of approximately $66.7 thousand based on the last sale price of $0.025 on Nasdaq on April 24, 2023 (the Record Date);

●

If we do not successfully consummate a business combination, the Sponsor will lose its investment in the Company, which totals $58.2 million in value as of April 24, 2023, the Record Date, and the potential loss of this investment could incentivize the Sponsor and its affiliates to pursue a business combination transaction on unfavorable terms in order to avoid a liquidation and a loss of its investment.

●	All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination and, if the Extension is not approved and no business combination is completed by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.30 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

●	None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential business combination and receive compensation thereafter; and

●	The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing a business combination and, if the Extension is not approved and we do not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses. As of the date of this proxy statement, there are no reimbursable out-of-pocket expenses outstanding.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company may not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination.

Reasons for the Redemption Limitation Amendment Proposal

The purpose of the Redemption Limitation was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The Company is proposing to amend its Charter to remove the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, namely the Exchange Rule. Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth the Exchange Rule as a result of its securities being listed on Nasdaq.

As disclosed in our IPO prospectus, the Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation in the Charter was to ensure that through the consummation of a business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Charter is unnecessary.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation would apply to redemptions made in connection with the Extension and the Company’s business combination. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of the public shares would cause the Company to exceed the Redemption Limitation. Further, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Charter would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met.

In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

The Redemption Limitation Amendment is conditioned on the approval of the Extension Proposal. If both the Extension Proposal and the Redemption Limitation Amendment are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex B hereto to eliminate the Redemption Limitation. The Company will also file the amendment to the Charter in the form of Annex A hereto to effectuate the Extension. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

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Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex B of the accompanying proxy statement to eliminate from the Charter (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination (collectively, the “Redemption Limitation”) (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”);

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Redemption Limitation Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Redemption Limitation Amendment Proposal is approved, the Redemption Limitation Amendment will not be implemented if the Extension Proposal is not approved.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Redemption Limitation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

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PROPOSAL NO. 3 — THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to allow the Company to provide for the right of a holder of the Company’s Class B Ordinary Shares to convert into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.

Upon conversion of the Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares converted from Class B Ordinary Shares shall not be entitled to receive funds from the Trust Account through redemptions or otherwise pursuant to the terms of the Letter Agreement entered into by and among the Company and each of its officers and directors in connection with the IPO (the “Letter Agreement”). Additionally, the Class A Ordinary Shares converted from Class B Ordinary Shares will be subject to all of the restrictions applicable to Class B Ordinary Shares under the terms of the Letter Agreement, including the prohibition on transferring, assigning or selling Class B Ordinary Shares until the earlier to occur of: (A) one year after the completion of a business combination or (B) the date on which the Company completes a business combination with one or more businesses that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.

A copy of the proposed amendment to the Charter of the Company is attached to this proxy statement as Annex C.

Reasons for the Founder Share Amendment Proposal

The Company’s Charter provides that the Class B Ordinary Shares automatically convert into Class A Ordinary Shares on a one-for-one basis, concurrently with or immediately following the consummation of a business combination. The purpose of the Founder Share Amendment Proposal is to provide the holders of the Class B Ordinary Shares with the flexibility to assist the Company in retaining investors and meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the Extension and the consummation of the Company’s business combination.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved, the holders of Class B Ordinary Shares will not be able to convert Class B Ordinary Shares to Class A Ordinary Shares prior to the completion of a business combination. If the Founder Share Amendment Proposal is not approved, we believe it may reduce our flexibility to maintain a listing of our Class A Ordinary Shares.

If the Founder Share Amendment Proposal Is Approved

The Founder Share Amendment is conditioned on the approval of the Extension Proposal. If both the Extension and the Founder Share Amendment Proposal are approved, the Company will file the amendment to the Charter with the Cayman Registrar in the form of Annex C hereto to allow the holders of Class B Ordinary Shares to convert the Class B Ordinary Shares to Class A Ordinary Shares on a one-for-one basis at any point prior to the closing of a business combination at the election of the holder. The Company will also file the amendment to the Charter in the form of Annex A hereto to effectuate the Extension. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its business combination by the Extended Date or Additional Extended Date, as applicable.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex C of the accompanying proxy statement to amend the Charter to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “public shares”) at any time and from time to time on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”).”

Vote Required for Approval

Approval of the Founder Share Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Founder Share Amendment Proposal is cross-conditioned on the approval of the Extension Proposal. Accordingly, even if the Founder Share Amendment Proposal is approved, the Founder Share Amendment will not be implemented if the Extension Proposal is not approved.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Founder Share Amendment Proposal.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

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PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, if we otherwise determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, the Redemption Limitation Amendment Proposal or the Founder Share Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares which are represented in person (including virtually) or by proxy and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

●	each person known by us to be a beneficial owner of more than 5% of our outstanding ordinary shares of, on an as-converted basis;

●	each of our officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The following table is based on 27,512,453 ordinary shares outstanding as of the Record Date, of which 22,009,963 were Class A ordinary shares and 5,502,490 were Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned	Percentage of Outstanding Class B Ordinary Shares
VMCA Sponsor, LLC (2)(3)	-	-	5,502,490	100%
Sung Yoon Woo	-	-	-	-
Sungwoo (Andrew) Hyung	-	-	-	-
Sungsik (Sung) Lee	-	-	-	-
Dr. Gene Young Cho	-	-	-	-
Dr. Joong Myung Cho	-	-	-	-
Nelson Gentiletti	-	-	-	-
John Kim	-	-	-	-
Young Min Kim	-	-	-	-
Gary Wunderlich	-	-	-	-
Dr. Zhe Zhang	-	-	-	-
All executive officers and directors as a group (10 individuals)	-	-	5,502,290	100%
Saba Capital Management, L.P.(4)	1,853,699	8.4%	-	-
Apollo SPAC Fund I, L.P.(5)	1,501,599	6.8%	-	-

(1)	Unless otherwise noted, the business address of each of our shareholders listed is c/o Valuence Merger Corp. I, 4 Orinda Way, Suite 100D, Orinda, California, 94563.
(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment.
(3)	VMCA Sponsor, LLC, our sponsor, is the record holder of 4,302,290 of the shares reported herein and the other 1,200,000 shares reported herein are held of record by Valuence Partners LP. VMCA Sponsor, LLC is the sole general partner of Valuence Partners LP and has voting and investment discretion with respect to the securities held of record by Valuence Partners LP. VMCA Sponsor, LLC is governed and controlled by its co-managing members, Sungsik (Sung) Lee, Sungwoo (Andrew) Hyung, Dr. Gene Young Cho and Credian Partners, Inc., of which Sung Yoon Woo is the sole shareholder. Each co-managing member has the powers, rights, obligations and liabilities of a manager pursuant to the Limited Liability Companies Act of the Cayman Islands. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to VMCA Sponsor, LLC. Based on the foregoing, no director exercises voting or dispositive control over any of the securities held by VMCA Sponsor, LLC. Accordingly, none of them are deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each has expressly disclaimed any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly. Each of our officers, directors and advisors is, directly or indirectly, a member of our sponsor.
(4)	According to a Schedule 13G filed by such persons as a group with the SEC on March 11, 2022, each of Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein, share voting and dispositive power and may be deemed the beneficial owner of 1,853,699 Class A ordinary shares reported above. The business address for this stockholder is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(5)	According to a Schedule 13G/A filed by such persons as a group with the SEC on February 13, 2023, each of (i) Apollo SPAC Fund I, L.P.; (ii) Apollo SPAC Management I, L.P.; (iii) Apollo SPAC Management I GP, LLC; (iv) Apollo Capital Management, L.P.; (v) Apollo Capital Management GP, LLC; (vi) Apollo Management Holdings, L.P.; and (vii) Apollo Management Holdings GP, LLC, share voting and dispositive power and may be deemed the beneficial owner of 1,501,599 Class A ordinary shares reported above. The business address for this stockholder is c/o Apollo SPAC Fund I, L.P., One Manhattanville Road, Suite 201, Purchase, New York 10577.

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SHAREHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting for the purpose of approving its business combination and related transactions. The Company’s next annual general meeting would be held at a future date to be determined by the post business-combination company.

If the Extension Proposal is not approved, and the Company does not consummate a business combination by June 3, 2023 (if the Sponsor does not pay the Original Extension Payment to extend such date as provided in the Charter), then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4 Orinda Way, Suite 100D, Orinda, California, 94563, or (415) 340-0222, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Valuence Merger Corp. I
4 Orinda Way, Suite 100D
Orinda, California, 94563
Telephone: (415) 340-0222

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: VMCA.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by May 18, 2023 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

35

ANNEX A

PROPOSED AMENDMENT TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
VALUENCE MERGER CORP. I

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 164 in its entirety and the insertion of the following language in its place:

“164(a).	In the event that the Company does not consummate a Business Combination within 18 months (or 36 months, if applicable under the provisions of Article 164) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the funds held in the Trust Fund and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining Members and the Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.”; and

“164(b). In the event that any amendment is made to the Articles:

(a)	to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 percent of the Public Shares if the Company does not consummate a Business Combination within 18 months (or 36 months, if applicable under the provisions of this Article 164(b)) from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 18 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to 18 times by an additional one month each time after the 18th month from the closing of the IPO, by resolution of the Directors until 36 months from the closing of the IPO.”

SECOND RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing definition of “Sponsor” in Article 1 in its entirety and the insertion of the following language in its place:

“ “Sponsor” means VMCA Sponsor, LLC.”

1

ANNEX B

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
VALUENCE MERGER CORP. I

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 161 in its entirety and the insertion of the following language in its place:

“161.	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”; and

SECOND, RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 162 in its entirety and the insertion of the following language in its place:

“162.	Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Fund (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

B-1

ANNEX C

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
VALUENCE MERGER CORP. I

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 13 in its entirety and the insertion of the following language in its place:

“13.	Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at any time and from time to time prior to the consummation of a Business Combination at the election of the holders of the Class B Shares.”; and

SECOND, RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 166 in its entirety and the insertion of the following language in its place:

“166.	Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 13 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Directors shall not issue additional Shares or any other securities that would entitle the holders thereof to (i) receive funds from the Trust Fund or (ii) vote as a class with Public Shares on any Business Combination.”

C-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

VALUENCE MERGER CORP. I

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 24, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:
https://www.cstproxy.com/vmca/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

VALUENCE MERGER CORP. I - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

A vote to abstain will have no effect on proposals 1, 2, 3 or 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3 and 4. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2023**

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/vmca/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF

VALUENCE MERGER CORP. I

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Sung Yoon Woo and Sungwoo (Andrew) Hyung (each, a "Proxy") as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the "Shares") at the Extraordinary General Meeting of Valuence Merger Corp. I to be held on May 25, 2023 at 8:00 a.m., Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, NY 10020, and virtually via live webcast at **https://www.cstproxy.com/vmca/2023**, or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy's discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)